EXHIBIT 99.1

FOR IMMEDIATE RELEASE

MTR GAMING GROUP RESPONDS TO UNSOLICITED NON-BINDING PROPOSAL FROM JACOBS ENTERTAINMENT, INC.

CHESTER, WV — October 15, 2013 — MTR Gaming Group, Inc. (NasdaqGS: MNTG) today announced the Board of Directors is reviewing and carefully evaluating the unsolicited, non-binding proposal received from Jacobs Entertainment, Inc.  The Board of Directors plans to evaluate the proposal and additional information that the Board has requested from Jacobs Entertainment.

As previously announced, on September 9, 2013, MTR and Eldorado HoldCo, LLC entered into a definitive Agreement and Plan of Merger.  The MTR Board of Directors’ unanimous recommendation in favor of the Eldorado merger remains unchanged, and MTR and Eldorado are proceeding with steps toward their planned merger as required under the Agreement and Plan of Merger.  It is not possible at this time to predict when or if the MTR Board of Directors will make any determination with respect to the Jacobs Entertainment proposal or whether any such determination would impact the proposed merger with Eldorado.

Neither the Board nor MTR intends to comment further at this time.

This announcement is neither a solicitation of proxy, an offer to purchase, nor a solicitation of an offer to sell any securities, and it is not a substitute for any proxy statement or other filings that have been or will be made with the Securities and Exchange Commission.

About MTR Gaming Group

MTR Gaming Group, Inc. is a hospitality and gaming company that through subsidiaries owns and operates Mountaineer Casino, Racetrack & Resort in Chester, West Virginia; Presque Isle Downs & Casino in Erie, Pennsylvania; and Scioto Downs in Columbus, Ohio. For more information, please visit www.mtrgaming.com.

Forward-Looking Statements

This written communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations of MTR Gaming Group (“MTR”) and are subject to uncertainty and changes in circumstances. These forward-looking statements include, among others, statements regarding the expected benefits of a potential combination of either MTR and Eldorado HoldCo, LLC (“Eldorado”) or MTR and Jacobs Entertainment, Inc. (“JEI”), including the possibility that this process does not result in a superior proposal or entering into a definitive agreement with JEI, the expected effect of any such potential transaction on MTR’s financial results and profile (e.g., free cash flow, earnings per share and Adjusted EBITDA); the anticipated benefits of geographic diversity that would result from any such potential transaction and the expected results of MTR’s gaming properties; expectations about future business plans, prospective performance and opportunities; required regulatory approvals and the expected timing of the completion of the transaction.  These forward-looking statements may be identified by the use of words such as “expect,” “anticipate,” “believe,” “estimate,” “potential,” “should”, “will” or similar words intended to identify information that is not historical in nature.  The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved.  There is no assurance that a potential transaction with JEI will be entered into and, if so, consummated, and there are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein.  These risks and uncertainties include (a) the timing to negotiate definitive transaction documents and thereafter consummate a potential transaction between MTR and JEI; (b) the ability and timing to obtain required regulatory approvals (including approval from gaming regulators) and satisfy or waive other applicable closing conditions; (c) the possibility that the potential transaction does not close when expected or at all; or that the companies may be required to modify aspects of the transaction to achieve regulatory approval; (d) the ability of MTR and JEI to promptly and effectively integrate their respective businesses; (e) the requirement to satisfy closing conditions as set forth in any definitive transaction documents, including the termination or expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976; (f) the outcome of any legal proceedings that may be instituted in connection with the transaction; (g) the ability to retain certain key employees of MTR or JEI; (h) that there may be a material adverse change affecting MTR or JEI, or the respective businesses of MTR or JEI may suffer as a result of uncertainty surrounding the transaction; and (i) the risk factors disclosed in MTR’s filings with the Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K, which MTR filed on March 15, 2013.  Forward-looking statements reflect MTR’s management’s analysis as of the date of this release, even if subsequently made available by MTR on its website or otherwise. MTR does not undertake to revise these statements, whether written or oral, that may be made from time to time to reflect subsequent developments, except as required under the federal securities laws. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Additional Information and Where to Find It

This written communication is not a solicitation of a proxy from any stockholder of MTR. In connection with the agreement and plan of merger among MTR, Eldorado and certain affiliates (the “Merger Agreement”), MTR, Eldorado and the new holding company (“Newco”) intend to file relevant materials with the SEC, including a Registration

Statement on Form S-4 filed by Newco, that will contain a proxy statement/prospectus. Investors and security holders are urged to read these materials and any other relevant documents filed with the SEC when they become available because they will contain important information about MTR, Eldorado, Newco and the proposed transaction. The Form S-4, including the proxy statement/prospectus, and other relevant materials (when they become available), and any other documents filed by Eldorado, Newco or MTR with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by directing a written request to “Investor Relations,” MTR Gaming Group, Inc., Route 2, P.O. Box 356, Chester, West Virginia 26034, or by accessing MTR’s website at www.mtrgaming.com under the heading “About” and then “Investor Relations” and then under “SEC Filings.”

This written communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

Eldorado, MTR and Newco and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the security holders of MTR in connection with the proposed transaction. Information about MTR’s directors and executive officers is available in MTR’s definitive proxy statement, dated April 30, 2013, for its 2013 annual meeting of stockholders. Other information regarding the participants and description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Form S-4 and the proxy statement/prospectus that Newco will file with the SEC, when it becomes available.

For Additional Information, Please Contact:

MTR Gaming Group, Inc.

www.mtrgaming.com

John W. Bittner, Jr.

Executive Vice President and Chief Financial Officer

(724) 933-8122

Jbittner@mtrgaming.com